
NASDAQ: WRTC
www.wraptechnologies.com
WRAP®

Wrap Technologies

Innovators of Modern Policing Solutions

August 2020

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of Section27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), including statements, without limitation, regarding our expectations, beliefs, intentions or strategies regarding the future. We intend that such forward-looking statements be subject to the safe-harbor provided by the Private Securities Litigation Reform Act of 1995. The forward-looking information is based upon current information and expectations regarding Wrap Technologies, Inc. These estimates and statements speak only as of the date on which they are made, are not guarantees of future performance, and involve certain risks, uncertainties and assumptions that are difficult to predict. Such forward-looking statements relate to: expected revenue and earnings growth; product capabilities and benefits; estimations regarding the demand for our product and size of target markets; planned product introduction and sales to the law enforcement market, both domestically and internationally; expansion to other markets; new product introductions; product safety; our corporate strategy and our business model, as well as other risk factors included in the Company's most recent annual report on Form 10-K, quarterly report on Form 10-Q and other SEC filings. We caution that these statements are qualified by important factors that could cause actual results to differ materially from those reflected by the forward-looking statements herein.

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Corporate Overview

Unique, Patented Solution
No Known Direct Competitors

$338 million
Market Cap.
(as of 8/7/20)

Experienced
Management Team

$35.4 million
Cash
(6/30/2020)

Rapid Growth
Sales, Training, Manufacturing, Product Adoption

23,300+
Shareholders
(as of 7/30/20)


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www.wraptechnologies.com

Step 1: Aim

Step 2: Deploy

Step 3: Restrain

Introducing the BolaWrap®

"An innovation that is changing the world of policing."

Chief Luther Reynolds | *Charleston Police Department*

View Video Demo

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Police Need Better Tools

"There is a gap in the list of tools used by law enforcement between verbal commands and tools that inflict pain. The BolaWrap fills that gap."

Chief Don De Lucca
Former President International Association of Chiefs of Police and 3 time Chief of Police



Where the 2019 shootings took place
810
People have been shot and killed by police in 2019.[2]



Deaths involving Tasers
1081
Deaths involving Tasers[3]

USE OF FORCE CONTINUUM



Controlled Safe
Hostile
Gun
Taser
Rubber Bullets/
Bean Bag Rounds
Pepper Spray
BOLA WRAP
Verbal Commands
Response to Resistance



1 in 10
Police encounters involve mentally ill[1]

1 in 4
Fatal police encounters involve mentally ill[1]

MENTAL ILLNESS

Police are Facing a Major Issue

"Deputies respond 10 times a day to people experiencing serious mental health crises, which translates to roughly 3,000 responses annually."

Jim Hart
Santa Cruz County Sheriff

"Every four minutes in the city [NYC], there is a call for an emotionally disturbed person (EDP)."

Eric Adams
Brooklyn Borough President, NYPD Police Captain, Retired

Litigations & Settlements



Police Departments, Insurance Providers, & Taxpayers Are All Paying The Price

$1.02 Billion

Paid out by 10 cities with the largest police departments. They paid out $248.7 million in 2015 in settlements and court judgements in police misconduct cases, **a 48% increase** from $168.3 million in 2010.[6]

$12 Million

Average payout for litigation and insurance for cases alleging misconduct by 20 large cities.[7] **Insurance companies are attending BolaWrap Demonstrations.**

$1M+ Per Day

Cost per day for arrests in New York City alone. Exact cost is **$1,134,000 per day** for a total of $410,000,000 for the year.[8]

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BolaWrap

Compliance Without Pain
De-escalate Encounters
Helps Keep Officers & Subjects Safe
Reduces Litigation
Contributes to Restoring Trust Between Community & Law Enforcement

---

- **8** U.S. patents granted
- **2** foreign patents granted
- **Multiple** U.S. and foreign patents pending
- **4** trademarks filed in U.S. and targeted foreign countries
- **50** countries covered by foreign patents filed



Accessory Products
Holsters, belt clips, warranties, etc.
Granted & Pending Patents
Launcher Device
Bola Cartridge



Level of Force
Controlled
Hostile
Frequency of Use
Verbal Commands
BOLA WRAP
Pepper Spray
Rubber Bullets/ Bean Bag Rounds
Taser
Gun

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Market Size & Opportunity

Non-lethal weapons market[9]



2016
$6.32B
2023
$11.85B

Current Opportunities:

900,000
Police officers in the US[10]

12,435,974
Police officers globally[10]

75,000,000
Military personnel globally[11]

Future Opportunities:

20,000,000+
Private security workers worldwide[12]

4,900,000+
Elementary, secondary & post secondary school teachers[13]

Total Addressable Market:

110,000,000+

DEMAND FOR BOLAWRAP

The Public is Watching

100,000,000+
Product Social Media Views

1000+
Product Television Appearances

800,000+
Website Visitors


FOX NEWS channel
CNN
abc NEWS
USA TODAY
BBC
POLITICO
yahoo! finance
FOX BUSINESS
THAT'S A WRAP
POPULAR SCIENCE

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DEMAND FOR BOLAWRAP

Requests for Demos, Training & Quotes

2,600+

Requests from US Police Departments



750+

Requests from Countries Internationally



*Additional requests from private security, fugitive recovery, bail bondsman, and personal use.

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BolaWrap Current Partners



WASHINGTON
MONTANA
OREGON
IDAHO
WYOMING
NEVADA
UTAH
COLORADO
NEBRASKA
KANSAS
IOWA
WISCONSIN
ARIZONA
NEW MEXICO
OKLAHOMA
ARKANSAS
MISSISSIPPI
TEXAS
SONORA
CHIHUAHUA
COAHUILA

180+

Police agencies currently carrying BolaWrap in the field.

RAPID ADOPTION

Distribution Network

"It took us 15 years to establish Taser in the law enforcement space. This company has been able to do it in less than a year."

Tom Smith
President, Wrap Technologies
Cofounder, Taser International

United States

US Distributor Network

11
Distributors

45
States Covered by Distributors

100+
Distributor personnel selling BolaWrap products to US law enforcement customers

180+
Agencies are either field testing or have devices deployed in the field

800+
Officers have been trained

International

International Distributor Network

20
Distributors

30
Countries Covered by Distributors

58
Countries with export licenses, plus new distributors being added weekly

29
Countries received product shipments

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Sales Cycle

Demonstration → **Training** → **Policy Writing** → **Field Testing** → **Full Agency Deployment**

- **Demonstration**
- **Training**
  - Initial Purchase
  - Pay For Training
- **Policy Writing**
- **Field Testing**: Supervisors, SWAT
- **Full Agency Deployment**



United States

Decisions made by each department's Chief

18,000+ police departments[14]
900,000+ officers[10]

Large Departments/ Federal Agencies
- Internal Sales Team Trained by Wrap
- More Decision Makers, Longer Sales Cycle, Larger Orders

Small Departments
- Distributor Network Trained By Wrap
- Less Decision Makers, Shorter Sales Cycle, Smaller Orders



International

Decisions made on national level by individual entities

(e.g. Indonesia National Police) 1 department
387,000+ officers[15]

Large Departments
- Distributor Network Trained By Wrap
- Less Decision Makers, Low Visibility Sales Cycle, Significant Orders

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Flexible Manufacturing

11,000+ sq ft manufacturing, training, and engineering facility in Tempe, AZ.

Production Capacity: 1-Shift Operation (current)					
	Mfg Lines	Week	Month	Year	Surge
Device	1	225	900	**10,800**	13,500
Cartridge	1	900	3,600	**43,200**	54,000

Production Capacity: 2-Shift Operation (when necessary)					
	Mfg Lines	Week	Month	Year	Surge
Device	1	450	1,800	**21,600**	27,000
Cartridge	1	1,800	7,200	**86,400**	108,000

Production Capacity: 2-Shift Operation, Multiple Lines (future capacity)					
	Mfg Lines	Week	Month	Year	Surge
Device	2	900	3,600	**43,200**	54,000
Cartridge	3	5,400	21,600	**259,200**	324,000

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Corporate Information

36.5 million
Shares Outstanding
(7/30/2020)

20.7 million
Non-Affiliate Public Float
(7/30/2020)

15.8 million
Insider Ownership
(7/30/2020)

$35.4 million*
Cash
(6/30/2020)

$37 million*
Stockholders' Equity
(6/30/2020)

$0.36 million
LT Debt
(6/30/2020)

7.7 million
Options, Warrants & RSUs
(7/30/2020)

23,000+
Shareholders
(7/30/2020)

*Shares outstanding reflect 2.1 million warrants exercised in July 2020 providing $11 million in net proceeds that are not reflected in the June 30, 2020 cash and stockholders' equity totals above.

RAPID ADOPTION

Company Timeline

Pre-IPO
- ✓ Patents on BolaWrap device & its cartridges filed & issued
- ✓ Hired Don De Lucca former Head of IACP and former Chief of Miami Beach as Chief Strategy Officer
- ✓ Hired Mike Rothans former Assistant Sheriff at LA County Sheriff's Department, as Chief Operating Officer

December 2017
- ✓ Wrap Technologies closes IPO raising $3.49M
- ✓ 50 shareholders on cap table

May 2018
- ✓ 20 major design and engineering fixes made to BolaWrap

July 2018
- ✓ Field testing of BolaWrap begins

August 2018
- ✓ First International BolaWrap order received

October 2018
- ✓ Completion of $13.68M financing led by management & existing shareholders

December 2018
- ✓ WRTC up-listed to Nasdaq
- ✓ David Norris promoted to CEO
- ✓ 1,000+ shareholders on cap table

February 2019
- ✓ Rick Guilbault, founder of TASER International's Training Academy, joins as Vice President of Training

March 2019
- ✓ Tom Smith, former founder of Taser International (now Axon), joins as Wrap President
- ✓ Tom Smith appears on Varney & Co. on Fox Business

April 2019
- ✓ First use case occurs in Fort Worth, TX during SWAT arrest
- ✓ Sales focus shifts to distributor model
- ✓ Average Dollar Volume increases 100%

June 2019
- ✓ Raises $12.5M led by existing investors
- ✓ Joins Russell 2000 and 3000 indexes

July 2019
- ✓ First $1M+ order from international distributors

October 2019
- ✓ Opening of new 11,000 square-foot manufacturing facility to increase manufacturing capacity
- ✓ Reports 352% increase in Q3 revenue compared to Q3 2018
- ✓ Appoints Scott Klug to VP of New Product Development

December 2019
- ✓ LAPD announces training of 1000+ officers in their department on the BolaWrap

January 2020
- ✓ Shipped international purchase orders for 200 BolaWraps and 2,000 cartridges and accessories
- ✓ 11,000+ shareholders on cap table

February 2020
- ✓ Began field testing with LAPD; approximately 200 BolaWraps circulating among 1,1000 officers

June 2020
- ✓ Completion of $12.4M financing
- ✓ 27th country purchases BolaWrap

July 2020
- ✓ $35.4M on the balance sheet
- ✓ Marc Thomas appointed CEO

Leading Experts in Technology, Manufacturing, and Law Enforcement

Management



Marc Thomas
CHIEF EXECUTIVE OFFICER
GE / McKinsey
U.S. Senate Legislative Asst
Vice President's Office Advisor
U.S. Military –Special Forces



Thomas Smith
PRESIDENT
Cofounder - TASER International



Elwood "Woody" Norris
CHIEF TECHNOLOGY OFFICER
Award Winning Inventor
LRAD



Jim Barnes
CHIEF FINANCIAL OFFICER
Turtle Beach
Parametric Sound

Board of Directors



Scot Cohen
EXECUTIVE CHAIRMAN
Iroquois Capital



David Norris
DIRECTOR
Loan Depot
Lending Tree
Toshiba



Wayne Walker
INDEPENDENT DIRECTOR
National Philanthropic Trust
Dupont Company



Patrick Kinsella
INDEPENDENT DIRECTOR
PennyMac
KPMG



Michael Parris
INDEPENDENT DIRECTOR
Shaq Brand
Lieutenant, Newark Pd

Senior Leadership



Michael Rothans
CHIEF STRATEGY OFFICER
Assistant Sheriff, LASD



Roe Manghisi
VP - PUBLIC SAFETY SERVICES
Captain, NJ State Police
FBI NA 191st



Paul Manley
VP - INVESTOR RELATIONS
Ladenburg Thalmann
Northland Capital Markets
Stifel Financial Corp.



Rick Guilbault
VP - TRAINING
Police Sergeant, Retired
Former VP Of Training, TASER International



Scott Klug
VP - NEW PRODUCT DEVELOPMENT
Operations Manager, TASER International



Stacie Sundberg
DIRECTOR OF SALES OPERATIONS
Sales Director, TASER International

NASDAQ: WRTC www.wraptechnologies.com

Corporate Milestones

- ✓ **23,000+** shareholders
- ✓ **2,600+** domestic police requests for demos, training & quotes
- ✓ **750+** countries requests for demos, training & quotes
- ✓ **180+** departments & **29** countries have BolaWrap
- ✓ **800+** officers trained on BolaWrap
- ✓ **Increase** in field deployments
- ✓ **Distributors quoting orders daily** domestically & internationally
- ✓ **1000+** television appearances surrounding demonstrations & training
- ✓ **100M+** views across social media platforms

Endnotes

[1] The Role of Mental Illness in Fatal Law Enforcement Encounters; Treatment Advocacy Center: Office of Research & Public Affairs
[2] https://www.washingtonpost.com/graphics/2019/national/police-shootings-2019/
[3] https://www.reuters.com/investigates/special-report/usa-taser-tracker/
[4] https://scholarworks.waldenu.edu/dissertations/3420/
[5] https://en.wikipedia.org/wiki/Black_Lives_Matter
[6] Article 'Cost of Police-Misconduct Cases Soars in big U.S. Cities' Washington Post, Dan Frosch & Zusha Elinson
[7] City Lawsuit Costs Report; Governing.com
[8] Article 'How Much Does the NYPD Spend On Misdemeanor Arrests', Newsweek, Victoria Bekiempis
[9] Non-Lethal Weapons - Global Market Outlook (2017-2023); Report Buyer
[10] 2018: FBI's Criminal Justice Information Services Division, 2019: Department of Justice
[11] https://en.wikipedia.org/wiki/List_of_countries_by_number_of_military_and_paramilitary_personnel
[12] https://forbes.com/sites/niallmccarthy/2017/08/31/private-security-outnumbers-the-police-in-most-countries-worldwide-infographic
[13] https://www.bls.gov/ooh/education-training-and-library/postsecondary-teachers.htm
https://nces.ed.gov/fastfacts/display.asp?id=28
[14] https://en.wikipedia.org/wiki/Law_enforcement_in_the_United_States
[15] https://en.wikipedia.org/wiki/Indonesian_National_Police

NASDAQ: WRTC www.wraptechnologies.com

Contact Us

Wrap Technologies, Inc.
1817 W 4th Street
Tempe, Arizona 85281

Paul Manley
VP - Investor Relations
(612) 834-1804
pmanley@wraptechnologies.com

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